Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A
COMPARATIVE BALANCE SHEET
ASSETS
	6/30/09	7/31/09	8/31/09	9/30/09	10/31/09	11/30/09
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	4,811	5,674	1,621	5,431	4,422	140
Investment securities, at market	367,088	350,967	342,524	321,073	263,633	258,177
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	431,899	416,641	404,145	386,504	328,055	318,317

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	1,494,233	1,494,233	2,428,472	2,428,472	1,691,146	1,691,146
Contingent claims	21,500,000	21,500,000	21,500,000	0	0	0

TOTAL OTHER ASSETS	22,994,233	22,994,233	23,928,472	2,428,472	1,691,146	1,691,146

TOTAL ASSETS	23,426,132	23,410,874	24,332,617	2,814,976	2,019,201	2,009,463

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted        December 10, 2009            Signed        /s/ Gary  N Thompson            Printed Name of Signatory         Gary N Thompson

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	6/30/09	7/31/09	8/31/09	9/30/09	10/31/09	11/30/09
LIABILITIES:
Post-Petition debt (Sched. C)	26,658	27,646	27,921	28,111	11,340	14,418

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,182,972	138,183,960	138,184,235	138,184,425	138,167,654	138,170,732

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(9,716,044)	(9,732,290)	(8,810,822)	(30,328,653)	(31,107,657)	(31,120,473)

TOTAL SHAREHOLDERS EQUITY	(114,756,840)	(114,773,086)	(113,851,618)	(135,369,449)	(136,148,453)	(136,161,269)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	23,426,132	23,410,874	24,332,617	2,814,976	2,019,201	2,009,463

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	6/30/09	7/31/09	8/31/09	9/30/09	10/31/09	11/30/09
REVENUE:
Net investment income	597	542	565	550	560	545
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(8,694)	(8,704)	(8,880)	(8,695)	(8,705)	(8,703)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(48,501)	(4,978)	(1,375)	(950)	(27,999)	(1,075)
Accounting fees and expenses	0	0	0	(3,268)	(904)	0
Actuarial services	0	0	0	0	0	0
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(2,568)	(1,296)	(1,693)	(4,175)	(3,259)	(2,251)
Overhead expenses	(739)	(786)	(862)	(787)	(789)	(759)
Miscellaneous	(480)	(1,024)	(526)	(507)	(582)	(573)

NET OPERATING INCOME / LOSS	(60,385)	(16,246)	(12,771)	(17,832)	(41,678)	(12,816)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Write-off of contingent claim (note)	0	0	0	(21,500,000)	0	0
Equity in operating earnings of AIC	0	0	940,478	0	(670,186)	0
Equity in unrealized losses of securities of AIC	0	0	(6,239)	0	(67,140)	0

TOTAL OTHER INCOME (EXPENSE)	0	0	934,239	(21,500,000)	(737,326)	0

NET INCOME (LOSS)	(60,385)	(16,246)	921,468	(21,517,832)	(779,004)	(12,816)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	6/30/09	7/31/09	8/31/09	9/30/09	10/31/09	11/30/09
CASH DIFFERENCE:
Current ending cash balance	4,811	5,674	1,621	5,431	4,422	140
Less ending prior month balance	(5,199)	(4,811)	(5,674)	(1,621)	(5,431)	(4,422)

NET CASH INCREASE (DECREASE)	(388)	863	(4,053)	3,810	(1,009)	(4,282)

SOURCES OF CASH:
Net income (loss)	(60,385)	(16,246)	921,468	(21,517,832)	(779,004)	(12,816)
Write-off of contingent claim	0	0	0	21,500,000	0	0
Equity in earnings and unrealized losses of AIC	0	0	(934,239)	0	737,326	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	56,415	16,121	8,443	21,452	57,441	5,456
Increase in:
Post-petition debt	3,582	988	275	190	0	3,078
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	(388)	863	(4,053)	3,810	15,763	(4,282)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post-petition debt	0	0	0	0	(16,772)	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	0	0	0	(16,772)	0

NET CASH INCREASE (DECREASE)	(388)	863	(4,053)	3,810	(1,009)	(4,282)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	6/30/09	7/31/09	8/31/09	9/30/09	10/31/09	11/30/09

TRADE ACCOUNTS PAYABLE	26,658	27,646	27,921	28,111	11,340	14,418
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	26,658	27,646	27,921	28,111	11,340	14,418